                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2002

                               PRINTVILLAGE, INC.
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               (Exact name of Registrant as specified in charter)

          Nevada                        0-15102                11-1706583

(State or other jurisdiction       (Commission File          (IRS Employer
    of incorporation)                  Number)           Identification Number)

      6278 North Federal Highway, Suite 406, Fort Lauderdale, Florida 33308
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                     (Address of Principal Executive Office)

                                 (954) 616-6016
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               (Registrant's telephone number including area code)

                                   TOKN, Inc.
                    7200-A Claremont Ave., Chicago, IL 60645
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             (Former name and address if changed since last report)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On May 30, 2002, Printvillage, Inc. (the "Company"), a Nevada corporation, terminated the engagement of Pierce and Company as its independent public accountant. The decision to terminate the engagement of Pierce and company was recommended by the new Company's Management and approved by its Board of
Directors. Management and the Company's Board of Directors has engaged the firm of Malone & Bailey, PLLC as its new auditor.

Bernard Pierce report on the financial statements of the Company for each of the years ended January 31, 2001, and January 31, 2002, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

During the Company's years ended January 31, 2001, and January 31, 2002, and the interim period between January 31, 2002 and the date of this report, there were no disagreements between the Company and Bernard Pierce on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of
Bernard Pierce, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company's years ended January 31, 2001, and January 31, 2002, and the interim period between January 31, 2002 and the date of this Form 8-K, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission). The Company has provided
Bernard Pierce with a copy of the foregoing disclosures. A letter from Pierce and company, stating its agreement with such statements, is attached as Exhibit
16 to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)     Financial statements of businesses acquired.

                  Not applicable.

          (b)     Pro forma financial information.

                  Not applicable.

          (c)     Exhibits

                  Exhibit 16:       Letter from Pierce and Company, Accountants,
                                    re: Change in Certifying Accountant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report on Form 8_K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PRINTVILLAGE, INC.

Date: July 15, 2002                  By: /s/ Michael Choo
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                                             Michael Choo
                                             Chief Executive Officer and President

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Exhibit 16

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                                                                  July 15, 2002

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated July 15, 2002 of
Printvillage, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/  Pierce and company
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     Pierce and company